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                                                Securities and Exchange Commission
                                                      Washington, D.C. 20549

                                                             Form 8-K

                                                          Current Report
                                                Pursuant to Section 13 or 15(d) of
                                                the Securities Exchange Act of 1934


                               Date of Report (Date of Earliest event reported):  February 15, 2000

                                                Bay View Securitization Corporation
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                                        (Exact name of registrant as specified in charter)

           Delaware                                         333-16233                                               93-1225376
-------------------------------                       ---------------------                                    -------------------
State or other jurisdiction of                        (Commission File No.)                                     (I.R.S. Employer
incorporation or organization                                                                                  Identification No.)


                 c/o Bay View Bank
                1840 Gateway Drive
               San Mateo, California                                                                         94404
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      Address of principal executive offices                                                               Zip Code


                                Registrant's telephone number, including area code: (650) 573-7310


                               2121 So. El Camino Real, San Mateo, California 94403, (650) 573-7310
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                        (Former name, former address, and former fiscal year, if changed since last report)

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Item 7.   Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1   Monthly Servicer's Report dated January 31, 2000


                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.


                                         Bay View 1999-LG-1 Auto Trust
                                by:      Bay View Securitization Corporation
                                         originator of trust



Dated:  February 22, 2000                By:      /s/ David A. Heaberlin
                                             -----------------------------------
                                             David A. Heaberlin
                                             Treasurer and Chief
                                             Financial Officer


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